UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2012

Bluerock Enhanced Multifamily Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-153135	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Heron Tower, 70 East 55th Street, 9th Floor New York, NY 10022
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

This Current Report on Form 8-K is being filed by Bluerock Enhanced Multifamily Trust, Inc. (the “Company”) to present information about the prior performance of programs sponsored by Bluerock Real Estate LLC, the Company’s sponsor. This prior performance information is being filed on Form 8-K in order to be incorporated by reference into the Company’s Registration Statement on Form S-11 (File No. 333-153135), as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

DATE: April 17, 2012	/s/ R. Ramin Kamfar
R. Ramin Kamfar
Chief Executive Officer and Chairman of the Board
(Principal Executive Officer)

PRIOR PERFORMANCE SUMMARY

Prior Investment Programs

The information presented in this section represents the historical experience of real estate programs sponsored by Bluerock. These are all private programs as Bluerock has sponsored no public programs other than our Company. Investors in this offering should not assume that they will experience returns, if any, comparable to those experienced by investors in any of Bluerock’s prior programs. Investors who purchase our shares will not acquire any ownership interest in any of the programs discussed in this section.

The Prior Performance Tables set forth information as of December 31, 2011 regarding certain of these prior programs regarding: (1) experience in raising and investing funds (Table I); (2) compensation to Bluerock or its affiliate (separate and distinct from any return on its investment) (Table II); (3) annual operating results (Table III); and (4) sales or disposals of properties (Table V); and Table IV regarding results of completed programs has been omitted because no transactions of this nature have been completed during the three years ended December 31, 2011. We will furnish copies of Table VI which shows acquisitions of properties by prior programs to any prospective investor upon request and without charge.

As of December 31, 2011, Bluerock was the sponsor of nine private programs that had closed offerings in the prior three years; eight of which had investment objectives similar to our Company (see Tables I and II), and was the sponsor of sixteen private programs that had closed offerings in the prior five years; fourteen of which had investment objectives similar to our Company (see Tables III). Only one program, Woodlands I, LLC, had been completed as of December 31, 2011, and because it completed operations prior to January 1, 2007, it has not been included in Table IV. Bluerock was the sponsor of three programs that resulted in sales or disposals of property (Table V).

Private Programs

As of December 31, 2011, Bluerock was sponsor of a total of twenty-two private programs, which had raised in the aggregate $280.9 million in equity and debt capital from a total of 2,172 syndication investors, and acquired a total of twenty-six properties. Nineteen of these programs had similar investment objectives to our Company, including two multifamily residential programs and one real estate opportunity fund for which offerings have not closed as of December 31, 2011 and the results of which are not included in the Prior Performance Tables. As of December 31, 2011, six properties had been sold by these programs. Of these twenty-two programs, two had closed or been completed, as applicable, prior to the time periods for which information is required to be reported in the Prior Performance Tables.

Bluerock directly or indirectly contributed the necessary equity to acquire the properties for these programs and the remaining portion was typically borrowed on a non-recourse basis with the properties purchased serving as collateral for the borrowings.

Investors in these programs were not entitled to approve property acquisition sales or refinancing. However, tenant-in-common investors in the Cummings Research Park I, Cummings Research Park II and Cummings Research Park III Office Portfolio (Huntsville, Alabama) and Landmark/Laumeier Office Portfolio (St. Louis, Missouri), had the right to approve the sale or refinancing of those properties in order to garner tax-deferred treatment under Section 1031 of the Internal Revenue Code at the time of the investor’s acquisition of an interest in the program. Investors in programs that are multi-asset funds do not have the opportunity to review specific properties for investment prior to the program’s investment in that property.

As a percentage of acquisition and development costs, the diversification of these properties by geographic area is as follows:

Geographic Area	%
South	60.83%
Midwest	20.41%
Northeast	12.91%
West	5.85%

As a percentage of acquisition and development costs, the diversification of these properties by asset class is as follows:

Asset Class	%
Office	55.48%
Multifamily Residential	33.67%
Development	8.25%
Assisted Living	2.60%

As a percentage of acquisition and development costs, 91.75% was spent on existing or used residential and office properties, and 8.25% was spent on land acquired for development.

An affiliate of Bluerock serves (or, in the case of the completed programs, served) as either property manager or asset manager for each of its programs.

In addition to these programs with similar investment objectives, two notes programs sponsored by Bluerock offered notes to be issued by a limited liability company affiliated with Bluerock. The issuer in each note program borrowed funds from investors, who invested in the issuer’s notes. In one note programs, the issuer in turn contributed the note offering proceeds to a subsidiary for investment in real estate or real estate-related debt and investments. In the other notes program, the issuer in turn used the offering proceeds to fund real estate-based loans secured by a first position mortgage. Investors in these notes programs made loans to the respective issuer by investing in its notes, and did not acquire equity interests therein.

Additionally, one program sponsored by Bluerock offered notes and preferred equity to be issued by a limited liability company affiliated with Bluerock. The issuer in this program borrowed funds from investors, who invested in the issuer’s notes, and issued preferred equity to investors in exchange for capital contributions. The issuer in turn used the offering proceeds to fund the development costs of a residential condominium project.

As of December 31, 2011, Bluerock, through the first notes program, had raised approximately $11.8 million from 181 investors. Including interest accrued through December 31, 2011, a total of approximately $10.9 million of those proceeds had been invested principally with other Bluerock affiliates. Through the second note program, Bluerock had raised $5.8 million from 85 investors as of December 31, 2011. Including interest accrued through December 31, 2011, a total of approximately $2.8 million of those proceeds had been invested. As of December 31, 2011, Bluerock through the third program raised approximately $15.04 million from 247 investors and a total of approximately $10.0 million of those proceeds had been invested.

Adverse Business Developments

Recent conditions in the general economy have adversely affected the financial and real estate markets, as well as certain of our private programs.

The BR-North Park Towers program’s property, located in Southfield, Michigan, suspended investor distributions in December 2010 due to continued pressure from the weak Michigan economy and the deterioration of the domestic automobile manufacturing industry.  In September 2009, the distributions to investors were reduced from a 6% to a 3.5% cash yield on their investment through an option, which expired December 2010. In March 2012, the property received a lender default notice, and hired a consultant to assist in negotiating a potential discounted payoff with the special servicer; which discussions are ongoing.

The 1355 First Avenue program, as a result of the general lack of credit in the current depressed economic environment, has been unable to secure construction financing at the originally anticipated loan-to-cost ratio in order to commence construction, necessitating additional capital raising efforts and a suspension of investor distributions in August 2009.

The Summit at Southpoint program reduced distributions in April 2009, a 7.25% to a 1% cash yield in order to rebuild reserves that were depleted to accommodate a new, large tenant in connection with a new lease with a longer than projected term.

The Valley Townhomes DST program reduced distributions from a 6.0% to a 2.0% cash yield effective July 2010, in order to build reserves due to lower than projected revenues.

The Town and Country DST program, while 100% leased, suspended distributions effective October 2010 in order to build necessary reserves for upcoming lease roll-overs and associated tenant improvement and leasing commission expenses as required by the lender.

The BR Capital notes program suspended distributions as a result of its substantial investment in the 1355 First Ave program listed above and any pending refinance or completion and sale of the 1355 First Avenue project.

The Cummings Research Park DST program reduced distributions from 6.75% to 1.0% effective March 2012 as a result of higher than expected vacancy as a result of a softening in the leasing market related to defense spending cuts and the uncertainty of tenant contracts and in order to build-up reserves for upcoming lease roll-overs and associated tenant improvement and leasing commissions expenses.

The Landmark/ Laumeier DST program reduced distributions effective April 2012 from 7.50% to 1.0% as a result of higher than expected vacancy and in order to build-up reserves for upcoming lease roll-overs and associated tenant improvement and leasing commissions expenses.

The total return to those programs will be lower than previously anticipated due to adverse market conditions.

Acquisitions of Properties by Programs

In the three years ended December 31, 2011, six multifamily residential programs and one real estate opportunity fund were sponsored by Bluerock and acquired a total of eight properties or indirect equity interests therein. Eleven properties were multifamily residential and were located in San Antonio, El Paso, and Austin, Texas, Nashville and Chattanooga, Tennessee, Chapel Hill, North Carolina, Atlanta, Georgia, Newport News, Virginia, and one property was assisted living and located in Marietta, GA.  The acquisitions were financed with a combination of cash equity and purchase money financing, as further described in Table VI, which is included in Part II of our Registration Statement (File No. 333-153135) of which our prospectus is a part, shows more detailed information on the acquisition of these properties. We will furnish copies of Table VI which shows acquisitions of properties by prior funds to any prospective investor upon request and without charge.

PRIOR PERFORMANCE TABLES

As used herein, the terms “we”, “our” and “us” refer to Bluerock Enhanced Multifamily Trust, Inc.

The following Prior Performance Tables, or Tables, provide information relating to real estate investment programs sponsored by Bluerock Real Estate, L.L.C., or Bluerock, or Prior Real Estate Programs, through December 31, 2011. All of the Prior Real Estate Programs presented in the Tables or otherwise discussed in the section entitled “Prior Performance Summary” in our Registration Statement on Form S-11 (File No. 333-153135), as amended are private programs that have no public reporting requirements. Bluerock has not previously sponsored a public program.

As of December 31, 2011, Bluerock served as sponsor of a total of twenty-two Prior Real Estate Programs, fourteen of which had been closed to outside investors after December 31, 2006 and had similar investment objectives to our Company. Certain relevant information regarding these programs is presented in Table VI, which is included in Part II of our Registration Statement on Form S-11 (File No. 333-153135), as amended. An affiliate of Bluerock serves as either property manager or asset manager for each of these programs.

In addition to these programs with similar investment objectives, two notes programs sponsored by Bluerock offered notes to be issued by a limited liability company affiliated with Bluerock. The issuer in each note program borrowed funds from investors, who invested in the issuer’s notes. In one note program, the issuer in turn contributed the note offering proceeds to a subsidiary for investment in real estate or real estate-related debt and investments. In the other notes program, the issuer in turn used the offering proceeds to fund real estate-based loans secured by a first position mortgage. Investors in these notes programs made loans to the respective issuer by investing in its notes, and did not acquire equity interests therein.

Additionally, one program sponsored by Bluerock offered notes and preferred equity to be issued by a limited liability company affiliated with Bluerock. The issuer in this program borrowed funds from investors, who invested in the issuer’s notes, and issued preferred equity to investors in exchange for capital contributions. The issuer in turn used the offering proceeds to fund the development costs of a residential condominium project. We refer to this program and the notes programs discussed in the paragraph above as the “Notes Programs.”

Other than the Notes Programs sponsored by Bluerock, certain of the investment objectives of the Bluerock-sponsored programs are similar to ours, including the acquisition and operation of commercial or multifamily properties; the provision of stable cash flow available for distribution to investors; preservation and protection of investor capital; and the realization of capital appreciation upon the ultimate sale or refinancing of the program properties. See “Investment Strategies, Objectives and Policies” in our Registration Statement on Form S-11 (File No. 333-153135), as amended. Bluerock considers the investment objectives of the Notes Programs to be different than the other Prior Real Estate Programs. An investor in each Notes Program is making an investment in notes, which is a loan to the issuer, not an equity investment. The investment objective of each Notes Program is to provide fixed payments of interest to notes investors and return principal to notes investors, regardless of the underlying performance of the real estate assets or loans, and to provide a high, risk-adjusted return to investors in the preferred equity of the third Notes Program based on sales of individual, residential condominium units to be developed and not the operation and rental of the underlying property. Because the Notes Programs do not have similar investment objectives to Bluerock’s other Prior Real Estate Programs, the Tables do not include information on the Notes Programs.

Our advisor is responsible for the acquisition, origination, financing, operation, maintenance and disposition of our investments. Key members of the management of Bluerock indirectly own and control our advisor and will play a significant role in the promotion of this offering and the operation of our advisor. The financial results of the Prior Real Estate Programs thus may provide some indication of our advisor’s ability to perform its obligations. However, general economic conditions affecting the real estate industry and other factors contribute significantly to financial results.

As an investor in our company, you will not own any interest in the Prior Real Estate Programs and should not assume that you will experience returns, if any, comparable to those experienced by investors in the Prior Real Estate Programs.

The following tables are included herein:

•	Table I – Experience in Raising and Investing Funds;

•	Table II – Compensation to Sponsor;

•	Table III – Operating Results of Prior Programs; and

•	Table V – Sales of Disposals of Properties.

Table IV – Results of Completed Programs has been omitted because no Prior Real Estate Programs were responsive to the instructions of this table.

The information in these tables should be read together with the summary information under “Prior Performance Summary” in our Registration Statement on Form S-11 (File No. 333-153135), as amended.

TABLE I

(UNAUDITED)

EXPERIENCE IN RAISING AND INVESTING FUNDS

This Table I sets forth a summary of experience of Bluerock Real Estate, L.L.C. in raising and investing funds in Prior Real Estate Programs the offerings of which have closed in the three years ended December 31, 2011. All of the Prior Real Estate Programs presented in this Table I have similar or identical investment objectives to Bluerock Enhanced Multifamily Trust, Inc. Information is provided with regard to the manner in which the proceeds of the offerings have been applied. Also set forth is information pertaining to the timing and length of these offerings and the time period over which the proceeds have been invested in the properties. All figures are as of December 31, 2011.

	Valley Townhomes, DST		Plaza Gardens, DST		Town & Country Corporate Center		BR Mesa Ridge, DST		BR Marietta, LLC (Savannah Court)		Bluerock Special Opportunity + Income Fund, LLC		BR Tech Ridge Investment, LLC		BR Chapel Hill Investment, LLC
Dollar amount offered	$19,567,189		$8,620,783		$24,090,630		$5,156,471		$7,949,505		$50,000,000		$2,500,000		$3,053,465
Dollar amount raised	$17,909,635	91.5%	$8,620,783	100.0%	$24,090,630	100.0%	$5,156,471	100.0%	$7,949,505	100.0%	$29,118,119	58.2%	$2,500,000	100.0%	$3,053,465	100.0%
Less offering expenses:
Selling commissions and
discounts retained by affiliates	1,433,484	8.0%	775,871	9.0%	2,168,157	9.0%	489,865	9.5%	564,505	7.1%	2,940,653	10.1%	288,710	11.6%	304,650	10.0%
Organizational expenses	560,719	3.1%	215,520	2.5%	602,266	2.5%	128,912	2.5%	198,738	2.5%	1,641,015	5.6%	135,290	5.4%	84,851	2.8%
Reserves	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Amount available for investment	$15,915,432	80.4%	$7,629,392	88.5%	$21,320,207	88.5%	$4,537,694	88.0%	$7,186,262	90.4%	$24,536,451	42.5%	$2,076,000	83.0%	$2,663,964	87.2%
Acquisition costs:
Cash invested	14,161,820	36.4%	6,853,268	26.9%	19,647,761	36.6%	4,253,777	38.9%	6,430,743	35.9%	15,981,024	97.1%	1,900,050	97.7%	2,410,100	93.0%
Acquisition fees	1,196,760	3.1%	633,000	2.5%	1,282,500	2.3%	328,244	3.0%	693,566	3.9%	484,537	2.9%	8,163	0.4%	146,068	5.7%
Loan costs	556,852	1.4%	1,134,516	4.4%	3,160,368	5.9%	574,450	5.2%	715,908	4.0%	-	-	37,422	1.9%	34,808	1.3%
Mortgage financing	23,011,000	59.1%	16,880,000	66.2%	29,650,000	55.2%	5,785,000	52.9%	10,075,000	56.2%	-	-	-	-	-	-
Total acquisition cost	$38,926,432	100.0%	$25,500,784	100.0%	$53,740,629	100.0%	$10,941,471	100.0%	$17,915,217	100.0%	$16,465,561	100.0%	$1,945,635	100.0%	$2,590,976	100.0%

Percent leverage	59.1%		66.2%		55.2%		52.9%		56.2%		0.0%		0.0%		0.0%

Date offering began	7/17/2008		9/19/2008		11/15/2008		1/15/2011		1/26/2011		2/8/2008		4/2/2010		2/28/2011

Length of offering (in months)	20.5		33.0		12.0		8.0		4.0		22.0		4.0		4.0

Months to invest 90% of amount
available for investment
(measured from the beginning
of the offering)	13		30		6	(1)	7		4		19		2		4

_____________________________

     (1)  Total raised through sales to investors for Town & Country is $1,783,264. 90% of that total was reached in the 6 month of the offering period.

TABLE II
(UNAUDITED)
COMPENSATION TO SPONSOR

This Table II sets forth the types of compensation received by Bluerock Real Estate, L.L.C., and its affiliates, including compensation paid out of offering proceeds and compensation paid in connection with ongoing operations, in connection with eight programs the offerings of which have closed in the three years ended December 31, 2011. All of the Prior Real Estate Programs presented in this Table II have similar or identical investment objectives to Bluerock Enhanced Multifamily Trust, Inc. All figures are as of December 31, 2011.

	Valley Townhomes, DST	Plaza Gardens, DST	Town & Country Corp Center	BR Mesa Ridge, DST	BR Marietta, LLC (Savannah Court)	Bluerock Special Opportunity + Income Fund, LLC	BR Tech Ridge Investment, LLC	BR Chapel Hill Investment, LLC		Other Programs (3)	Total
Date offering commenced	7/17/2008	9/19/2008	11/15/2008	1/15/2011	1/26/2011	2/8/2008	4/2/2010	2/28/2011

Dollar amount raised	$17,909,635	$8,620,783	$24,090,630	$5,156,471	$7,949,505	$29,118,119	$2,500,000	$3,053,465		$130,066,716	$228,465,324

Amount paid to sponsor from proceeds
of offering:
Underwriting fees	$-	$-	$-	$-	$-	$-	$-	$-		$-	$-
Acquisition fees
- real estate commissions	-	-	-	-	-	-	-	-		-	-
- advisory fees	1,196,760	278,484	-	328,244	538,566	1,238,264	8,163	146,068		7,815,474	11,550,023
- Reimbursed offering expenses	560,719	256,152	785,458	122,402	198,738	146,341	-	-		3,063,825	5,133,635
Other	-	-	-	-	-	-	135,290	84,851		70,000	290,141
Total amount paid to sponsor	$1,757,479	$534,636	$785,458	$450,646	$737,304	$1,384,605	$143,453	$230,919		$10,949,299	$16,973,799

Dollar amount of cash generated
from operations before deducting
payments to sponsor	$2,963,612	$232,547	$2,682,477	$224,365	$279,498	$9,241,835	$886,747	$118,965		$73,629,782	$90,259,828

Amount paid to sponsor from operations:
Property management fees	-	-	-	-	-	318,217	73,865	37,450		2,547,302	2,976,834
Partnership management fees	-	-	-	-	-	-	-	-		-	-
Construction management fees	-	-	-	-	-	-	253,087	9,227		1,362,048	1,624,362
Reimbursements	-	-	-	-	-	-	54,477	27,485		190,057	272,019
Leasing commissions	-	-	-	-	-	69,186	-	-		186,483	255,669
Asset Management Fee	-	-	-	-	-	-	-	-		614,453	614,453
Oversight Fee	-	-	-	11,842	-	-	-	-		-	11,842
Other	-	-	-	-	-	997,202	-	-		-	997,202

Dollar amount of property sales and
refinancing before deducting
payments to sponsor:
- cash	-	-	-	-	-	-	-	-		-	-
- notes	-	-	-	-	-	-	4,408,600 (1)	2,175,500	(2)	-	6,584,097

Amount paid to sponsor from property sales
and refinancing:
Real estate commissions	-	-	-	-	-	-	-	-		-	-
Incentive fees	-	-	-	-	-	-	-	-		-	-
Other	-	-	-	-	-	807,870	37,422	21,755		-	867,047

(1) Tech Ridge Property in which the Tech Ridge Fund holds an indirect equity ownership of 31.49% in refinanced its property loan for $14.0 million. $4,408,600 represents the Fund's pro-rata ownership share of the $14.0 million loan.

(2) Chapel Hill Property, in which the Chapel Hill Fund holds an indirect equity ownership of 43.51%, refinanced its property loan for $5.0 million. $2,175,000 represents the Fund's pro-rata ownership share of the $5.0 million loan.

(3) Includes amounts paid to sponsor in the most recent three years for seven other programs that closed prior to most recent three years.

TABLE III
(UNAUDITED)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

This Table III sets forth the annual operating results of Prior Real Estate Programs sponsored by Bluerock Real Estate, L.L.C. and its affiliates that have closed offerings during the five years ended December 31, 2011. All of the Prior Real Estate Programs presented in this Table III have similar or identical investment objectives to Bluerock Enhanced Multifamily Trust, Inc. All figures are for the period commencing January 1 of the year acquired, except as otherwise noted.

BR North Park Towers, DST (Sponsores by Bluerock Real Estate, L.L.C.)

	2006	2007	2008	2009	2010	2011
Gross revenue	$867,355	$2,165,177	$2,145,856	$2,099,164	$2,409,865	$1,222,156
Interest income	-	-	-	-	-	-

Less:
Operating expenses	-	-	-	-	-	-
Interest expense	334,676	806,665	817,705	838,047	891,853	764,926
Property and asset management fees	-	-	-	-	-	-
General and administrative	32,044	116,998	120,162	118,150	607,654	469,230
Commissions	-	-	-	-	-	-
Depreciation and amortization	512,927	1,259,215	1,286,330	1,295,774	1,349,138	1,370,314
Net income - GAAP basis	$(12,292)	$(17,701)	$(78,340)	$(152,807)	$(438,780)	$(1,382,314)

Taxable income
- from operations	$(12,292)	$(17,701)	$(78,340)	$(152,807)	$(438,780)	$(1,382,314)
- from gain on sale	-	-	-	-	-	-

Cash generated from operations	193,293	838,586	247,915	415,545	302,906	-
Cash generated from sales	-	-	-	-	-	-
Cash generated from financing/refinancing	-	-	-	-	-	-
Total cash generated from operations, sales	-	-	-	-	-	-
and refinancing	193,293	838,586	247,915	415,545	302,906	-

Less: Cash distributed to investors
- from operating cash flow	88,823	-	215,589	415,545	104,274	-
- from sales and refinancing	-	-	-	-	-	-
- from other	-	-	-	191,054	-	-

Cash generated (deficiency) after cash distributions	104,470	838,586	32,326	(191,054)	198,632	-

Special items (not including sales and refinancing)
Improvements to building	72,080	219,681	205,489	445,544	238,500	65,506
Other	34,837	34,224	65,660	25,231	35,158	-

Cash generated (deficiency) after cash distributions
and special items	$(2,446)	$584,681	$(238,822)	$(661,829)	$(75,026)	$(65,506)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$(1)	$(2)	$(7)	$(13)	$(38)	$(50)
- from recapture	-	-	-	-	-	-

Capital gain (loss)	$-	$-	$-	$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	$8	$-	$19	$36	$9	$-
- from return of capital	-	-	-	-	-	-
Total distributions on GAAP basis	$8	$-	$19	$36	$9	$-

Source (on cash basis)
- from operations	$8	$-	$19	$36	$9	$-
- from refinancing	-	-	-	-	-	-
- from other	-	-	-	-	-	-
- from sales	-	-	-	-	-	-
Total distributions on cash basis	$8	$-	$19	$36	$9	$-

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%	100%	100%	100%

Summit at Southpoint (sponsored by Bluerock Real Estate, L.L.C.)

	2007	2008	2009	2010	2011
Gross revenue	$4,594,040	$4,844,940	$4,543,029	$4,855,748	$3,127,210
Interest income	63,770	19,749	7,855	5,117	4,487

Less:
Operating expenses	1,893,957	1,876,996	1,817,877	1,652,949	1,533,306
Interest expense	1,620,832	1,356,549	1,352,842	1,352,842	1,363,961
Property and asset management fees	181,349	355,891	227,596	253,871	123,519
General and administrative	82,099	112,526	49,678	86,382	229,731
Commissions	-	-	-	-	-
Depreciation and amortization	587,252	614,799	696,371	785,649	442,938
Net Income - GAAP basis	$292,320	$547,928	$406,520	$729,172	$(561,758)

Taxable income
- from operations	$292,320	$547,928	$406,520	$729,172	$(561,758)
- from gain on sale	-	-	-	-	-

Cash generated from operations	1,151,744	1,188,747	(596,287)	1,386,285	10,201
Cash generated from sales	-	-	-	-	-
Cash generated from financing/refinancing	-	-	-	-	-
Total cash generated from operations, sales	-	-	-	-	-
and refinancing	1,151,744	1,188,747	(596,287)	1,386,285	10,201

Less: Cash distributed to investors
- from operating cash flow	537,825	1,114,975	357,558	135,450	135,450
- from sales and refinancing	-	-	-	-	-
- from other	-	-	-	-	-

Cash generated (deficiency) after cash distributions	613,919	73,772	(953,845)	1,250,835	(125,249)

Special items (not including sales and refinancing)
Improvements to building	336,367	147,866	207,036	245,457	812,091
Other	21,020	-	-	-	-

Cash generated (deficiency) after cash distributions
and special items	$256,532	$(74,094)	$(1,160,881)	$1,005,378	$(937,340)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$22	$41	$30	$54	$(41)
- from recapture	-	-	-	-	-

Capital gain (loss)	$-	$-	$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	$40	$83	$27	$10	$10
- from return of capital	-	-	-	-	-
Total distributions on GAAP basis	$40	$83	$27	$10	$10

Source (on cash basis)
- from operations	$40	$83	$27	$10	$10
- from refinancing	-	-	-	-	-
- from other	-	-	-	-	-
- from sales	-	-	-	-	-
Total distributions on cash basis	$40	$83	$27	$10	$10

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%	100%	100%

_________________________________

(1) The property owned by Summit at Southpoint was purchased on February 22, 2006.

Landmark/Laumeier Office Portfolio (sponsored by Bluerock Real Estate, L.L.C.)

	2007 (1)	2008	2009	2010	2011
Gross revenue	$3,202,979	$3,608,620	$3,784,480	$3,462,669	$3,494,587
Interest income	2,978	24,729	16,688	6,237	4,705

Less:
Operating expenses	998,593	1,491,113	1,319,332	1,209,159	1,362,757
Interest expense	880,119	1,049,505	1,046,637	1,046,637	1,046,638
Property and asset management fees	142,422	217,125	228,895	218,323	214,766
General and administrative	19,136	55,346	108,149	144,903	194,395
Depreciation and amortization	479,502	578,004	596,984	619,872	841,546
Net Income - GAAP basis	$686,185	$242,257	$501,171	$230,012	$(160,810)

Taxable income
- from operations	$686,185	$242,257	$501,171	$230,012	$(160,810)
- from gain on sale	-	-	-	-	-

Cash generated from operations	306,846	1,683,131	810,365	854,816	745,856
Cash generated from sales	-	-	-	-	-
Cash generated from financing/refinancing	-	-	-	-	-
Total cash generated from operations, sales	-	-	-	-	-
and refinancing	306,846	1,683,131	810,365	854,816	745,856

Less: Cash distributed to investors
- from operating cash flow	197,822	530,401	557,726	564,375	564,375
- from sales and refinancing	-	-	-	-	-
- from other	-	-	-	-	-

Cash generated (deficiency) after cash distributions	109,024	1,152,730	252,639	290,441	181,481

Special items (not including sales and refinancing)
Improvements to building	87,649	66,696	142,668	153,992	1,183,514
Other	-	147,937	63,880	33,717	-

Cash generated (deficiency) after cash distributions
and special items	$21,375	$938,097	$46,091	$102,732	$(1,002,033)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$92	$33	$67	$31	$(21)
- from recapture	-	-	-	-	-

Capital gain (loss)	$-	$-	$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	$27	$71	$75	$76	$75
- from return of capital	-	-	-	-	-
Total distributions on GAAP basis	$27	$71	$75	$76	$75

Source (on cash basis)
- from operations	$27	$71	$75	$76	$75
- from refinancing	-	-	-	-	-
- from other	-	-	-	-	-
- from sales	-	-	-	-	-
Total distributions on cash basis	$27	$71	$75	$76	$75

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%	100%	100%

_________________________________

(1) The property owned by Landmark/Laumeier Portfolio was purchased on May 14, 2007.

1355 First Avenue (sponsored by Bluerock Real Estate, L.L.C.)

	2007 (1)	2008	2009	2010	2011
Gross revenue	$-	$2,787,649	$2,500,000	$1,249,500	$1,249,500
Interest income	59,607	96,724	36,916	2	-

Less:
Operating expenses	60,000	-	-	-	1,249,500
Interest expense	1,020,964	-	-	-	-
Property and asset management fees	-	-	-	-	-
General and administrative	95,225	19,609	929,600	1,281,830	12,474
Commissions	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-
Net Income - GAAP basis	$(1,116,582)	$2,864,765	$1,607,316	$(32,328)	$(12,474)

Taxable income
- from operations	$-	$2,864,765	$1,607,316	$(32,328)	$(12,474)
- from gain on sale	-	-	-	-	-

Cash generated from operations	(1,347,451)	2,864,765	1,607,316	(32,328)	-
Cash generated from sales	-	-	-	-	-
Cash generated from financing/refinancing	-	-	-	-	-
Total cash generated from operations, sales	-	-	-	-	-
and refinancing	(1,347,451)	2,864,765	1,607,316	(32,328)	-

Less: Cash distributed to investors
- from operating cash flow	-	1,641,714	1,641,714	-	-
- from sales and refinancing	101,719	-	-	-	-
- from other	-	-	-	-	-

Cash generated (deficiency) after cash distributions	(1,449,170)	1,223,051	(34,398)	(32,328)	-

Special items (not including sales and refinancing)
Improvements to building	1,348,767	13,254,395	-	-	-
Other	-	-	-	-	-

Cash generated (deficiency) after cash distributions
and special items	$(2,797,937)	$(12,031,344)	$(34,398)	$(32,328)	$-

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$(55)	$92	$51	$(1)	$-
- from recapture	-	-	-	-	-

Capital gain (loss)	$-	$-	$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	$-	$53	$53	$-	$-
- from return of capital	-	-	-	-	-
Total distributions on GAAP basis	$-	$53	$53	$-	$-

Source (on cash basis)
- from operations	$-	$53	$53	$-	$-
- from refinancing	-	-	-	-	-
- from other	-	-	-	-	-
- from sales	-	-	-	-	-
Total distributions on cash basis	$-	$53	$53	$-	$-

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%	100%	100%

_________________________________

(1) The property owned by 1355 First Avenue was purchased on June 29, 2007

Huntsville - Cummings Research Park - Portfolio I

	2007	2008	2009	2010	2011
Gross revenue	$1,487,708	$7,289,265	$7,352,316	$8,414,035	$8,780,506
Interest income	31,243	26,097	12,190	3,928	2,863

Less:
Operating expenses	268,377	3,544,865	3,054,756	3,254,161	3,534,892
Interest expense	-	2,121,351	2,137,262	2,115,555	2,115,555
Property and asset management fees	33,867	367,068	539,099	511,091	512,824
General and administrative	4,949	106,368	83,840	171,097	94,034
Commissions	-	-	-	-	-
Depreciation and amortization	517,388	3,120,810	3,160,544	3,212,140	3,672,263
Net Income - GAAP basis	$694,370	$(1,945,100)	$(1,610,995)	$(846,081)	$(1,146,199)

Taxable income
- from operations	$694,370	$(1,945,100)	$(1,610,995)	$(846,081)	$(1,146,199)
- from gain on sale

Cash generated from operations	11,107,095	1,185,345	2,913,660	2,104,243	2,201,329
Cash generated from sales	-	-	-	-	-
Cash generated from financing/refinancing	-	-	-	-	-
Total cash generated from operations, sales	-	-	-	-	-
and refinancing	11,107,095	1,185,345	2,913,660	2,104,243	2,201,329

Less: Cash distributed to investors
- from operating cash flow	-	1,350,057	1,561,452	877,587	1,885,638
- from sales and refinancing	-	-	-	-	-
- from other	-	-	-	-	-

Cash generated (deficiency) after cash distributions	11,107,095	(164,712)	1,352,208	1,226,656	315,691

Special items (not including sales and refinancing)
Improvements to building	-	2,388,717	146,824	324,236	1,024,522
Other	-	96,876	351,925	114,385	-

Cash generated (deficiency) after cash distributions
and special items	$11,107,095	$(2,650,305)	$853,459	$788,035	$(708,831)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$-	$(80)	$(67)	$(35)	$(47)
- from recapture	-	-	-	-	-

Capital gain (loss)	$-	$-	$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	$-	$56	$64	$36	$78
- from return of capital	$-	$-	$-	$-	$-
Total distributions on GAAP basis	$-	$56	$64	$36	$78

Source (on cash basis)
- from operations	$-	$56	$64	$36	$78
- from refinancing	-	-	-	-	-
- from other	-	-	-	-	-
- from sales	-	-	-	-	-
Total distributions on cash basis	$-	$56	$64	$36	$78

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%	100%	100%

Huntsville - Cummings Research Park - Portfolio II

	2007	2008	2009	2010	2011
Gross revenue	$1,314,505	$8,511,115	$9,213,136	$9,287,664	$9,448,259
Interest income	136,487	29,370	9,768	2,716	1,228

Less:
Operating expenses	260,708	3,466,514	3,632,458	3,606,173	3,706,749
Interest expense	-	2,690,334	2,702,035	2,682,983	2,682,983
Property and asset management fees	41,392	534,851	602,508	545,046	609,413
General and administrative	9,020	136,070	97,671	221,110	101,982
Commissions	-	-	-	-	-
Depreciation and amortization	359,308	2,174,579	2,247,563	2,404,671	4,085,029
Net Income - GAAP basis	$780,564	$(461,863)	$(59,331)	$(169,603)	$(1,736,669)

Taxable income
- from operations	$780,564	$(461,863)	$(59,331)	$(169,603)	$(1,736,669)
- from gain on sale	-	-	-	-	-

Cash generated from operations	11,020,459	2,945,123	3,105,688	2,756,518	2,488,750
Cash generated from sales	-	-	-	-	-
Cash generated from financing/refinancing	-	-	-	-	-
Total cash generated from operations, sales	-	-	-	-	-
and refinancing	11,020,459	2,945,123	3,105,688	2,756,518	2,488,750

Less: Cash distributed to investors
- from operating cash flow	-	1,227,028	1,500,710	1,303,198	1,680,651
- from sales and refinancing	-	-	-	-	-
- from other	-	-	-	-	-

Cash generated (deficiency) after cash distributions	11,020,459	1,718,095	1,604,978	1,453,320	808,099

Special items (not including sales and refinancing)
Improvements to building	-	1,461,149	1,366,653	69,728	929,934
Other	-	-	-	1,524,497	-

Cash generated (deficiency) after cash distributions
and special items	$11,020,459	$256,946	$238,325	$(140,905)	$(121,835)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$-	$(22)	$(3)	$(8)	$(84)
- from recapture	-	-	-	-	-

Capital gain (loss)	$-	$-	$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	$-	$58	$71	$61	$81
- from return of capital	-	-	-	-	-
Total distributions on GAAP basis	$-	$58	$71	$61	$81

Source (on cash basis)
- from operations	$-	$58	$71	$61	$81
- from refinancing	-	-	-	-	-
- from other	-	-	-	-	-
- from sales	-	-	-	-	-
Total distributions on cash basis	$-	$58	$71	$61	$81

Amount (in percentage terms) remaining invested
in program properties at the end of last year reported in table	100%	100%	100%	100%	100%

Huntsville - Cummings Research Park - Portfolio III

	2007	2008	2009	2010	2011
Gross revenue	$1,218,835	$8,164,819	$8,691,299	$8,852,890	$8,947,715
Interest income	31,534	19,721	10,224	4,973	3,278

Less:
Operating expenses	305,746	3,631,519	3,651,460	3,618,446	3,819,206
Interest expense	-	2,262,117	2,250,949	2,255,936	2,255,936
Property and asset management fees	33,426	324,969	561,211	503,519	557,989
General and administrative	9,952	327,175	144,304	242,521	131,624
Commissions	-	-	-	-	-
Depreciation and amortization	319,636	2,205,383	2,262,351	2,340,006	3,278,927
Net Income - GAAP basis	$581,609	$(566,623)	$(168,752)	$(102,565)	$(1,092,689)

Taxable income
- from operations	$581,609	$(566,623)	$(168,752)	$(102,565)	$(1,092,689)
- from gain on sale

Cash generated from operations	8,981,298	2,661,423	2,155,584	1,984,281	2,154,407
Cash generated from sales	-	-	-	-	-
Cash generated from financing/refinancing	-	-	-	-	-
Total cash generated from operations, sales	-	-	-	-	-
and refinancing	8,981,298	2,661,423	2,155,584	1,984,281	2,154,407

Less: Cash distributed to investors
- from operating cash flow	-	1,244,261	1,483,267	1,290,065	1,707,436
- from sales and refinancing	-	-	-	-	-
- from other	-	-	-	-	-

Cash generated (deficiency) after cash distributions	8,981,298	1,417,162	672,317	694,216	446,971

Special items (not including sales and refinancing)
Improvements to building	-	941,557	403,095	16,448	951,336
Other	4,508,843	-	-	208,665	-

Cash generated (deficiency) after cash distributions
and special items	$4,472,455	$475,605	$269,222	$469,103	$(504,365)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$-	$(27)	$(8)	$(5)	$(52)
- from recapture

Capital gain (loss)	$-	$-	$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	$-	59	70	61	81
- from return of capital	-	-	-	-	-
Total distributions on GAAP basis	$-	$59	$70	$61	$81

Source (on cash basis)
- from operations	$-	59	70	61	81
- from refinancing	-	-	-	-	-
- from other	-	-	-	-	-
- from sales	-	-	-	-	-
Total distributions on cash basis	$-	$59	$70	$61	$81

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%	100%	100%

Valley Townhomes, DST

	2008	2009	2010	2011
Gross revenue	$1,414,438	$3,205,082	$3,340,515	$2,662,940
Interest income	3,847	-	-	417

Less:
Operating expenses	280,482	941,867	998,446	-
Interest expense	1,076,864	2,615,301	2,631,181	1,423,166
Property and asset management fees	40,380	96,148	99,930	-
General and administrative	91,704	33,676	75,400	694
Commissions	-	-	-	-
Depreciation and amortization	16,042	1,750,616	-	1,518,908
Net Income - GAAP basis	$(87,187)	$(2,232,526)	$(464,442)	$(279,411)

Taxable income
- from operations	$(87,187)	$(2,232,526)	$(464,442)	$(279,411)
- from gain on sale

Cash generated from operations	734,909	849,492	530,744	848,467
Cash generated from sales	-	-	-	-
Cash generated from financing/refinancing	-	-	-	-
Total cash generated from operations, sales
and refinancing	734,909	849,492	530,744	848,467

Less: Cash distributed to investors
- from operating cash flow	141,508	909,072	769,796	358,193
- from sales and refinancing	-	-	-	-
- from other	-	-	-	-

Cash generated (deficiency) after cash distributions	593,401	(59,580)	(239,052)	490,274

Special items (not including sales and refinancing)
Improvements to building	-	723,407	-	307,680
Other	-	548,420	33,706	-

Cash generated (deficiency) after cash distributions
and special items	$593,401	$(1,331,407)	$(272,758)	$182,594

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$(5)	$(125)	$(26)	$(16)
- from recapture

Capital gain (loss)	$-	$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	8	51	43	20
- from return of capital	-	-	-	-
Total distributions on GAAP basis	8	51	43	20

Source (on cash basis)
- from operations	8	51	43	20
- from refinancing	-	-	-	-
- from other	-	-	-	-
- from sales	-	-	-	-
Total distributions on cash basis	8	51	43	20

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%	100%

 _________________________________

(1) The property owned by Valley Townhomes, DST was purchased on July 31, 2008

Plaza Gardens, DST (Sponsored by Bluerock Real Estate, L.L.C.)
	2009	2010	2011
Gross revenue	$1,304,980	$1,429,935	$1,635,999
Interest income	-	-	-

Less:
Operating expenses	-	-	-
Interest expense	787,733	907,300	1,097,200
Property and asset management fees	-	-	-
General and administrative	27,081	2,500	978
Commissions	-	-	-
Depreciation and amortization	978,827	962,252	1,156,634
Net Income - GAAP basis	$(488,661)	$(442,117)	$(618,813)

Taxable income
- from operations	$(488,661)	$(442,117)	$(618,813)
- from gain on sale

Cash generated from operations	198,503	320,813	232,547
Cash generated from sales	-	-	-
Cash generated from financing/refinancing	-	-	-
Total cash generated from operations, sales
and refinancing	198,503	320,813	232,547

Less: Cash distributed to investors
- from operating cash flow	162,448	318,313	506,916
- from sales and refinancing	-	-	-
- from other	-	-	-

Cash generated (deficiency) after cash distributions	36,055	2,500	(274,369)

Special items (not including sales and refinancing)
Improvements to building	-	14,541	-
Other	-	-	-

Cash generated (deficiency) after cash distributions
and special items	$36,055	$(12,041)	$(274,369)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$(110)	$(64)	$(74)
- from recapture

Capital gain (loss)	$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	37	46	59
- from return of capital	-	-	-
Total distributions on GAAP basis	37	46	59

Source (on cash basis)
- from operations	37	46	59
- from refinancing	-	-	-
- from other	-	-	-
- from sales	-	-	-
Total distributions on cash basis	37	46	59

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%

 _________________________________

(1) The property owned by Plaza Gardens, DST was purchased on August 29, 2008

Mesa Ridge, DST (Sponsored by Bluerock Real Estate, L.L.C.)
2011
Gross revenue	$550,201
Interest income	457

Less:
Operating expenses	-
Interest expense	224,804
Property and asset management fees	-
General and administrative	7,375
Commissions	-
Depreciation and amortization	883,570
Net Income - GAAP basis	$(565,091)

Taxable income
- from operations	$(565,091)
- from gain on sale

Cash generated from operations	224,365
Cash generated from sales	-
Cash generated from financing/refinancing	-
Total cash generated from operations, sales
and refinancing	224,365

Less: Cash distributed to investors
- from operating cash flow	225,552
- from sales and refinancing	-
- from other	-

Cash generated (deficiency) after cash distributions	(1,187)

Special items (not including sales and refinancing)
Improvements to building	34,426
Other	-

Cash generated (deficiency) after cash distributions
and special items	$(35,613)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$(110)
- from recapture

Capital gain (loss)	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	44
- from return of capital	-
Total distributions on GAAP basis	44

Source (on cash basis)
- from operations	44
- from refinancing	-
- from other	-
- from sales	-
Total distributions on cash basis	44

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%

  _________________________________

 (1) The property owned by BR Mesa Ridge, DST was purchased on March 31, 2011

BR Marietta, LLC (Savannah Court) (Sponsored by Bluerock Real Estate, L.L.C.)
2011
Gross revenue	$726,014
Interest income	-

Less:
Operating expenses	-
Interest expense	285,501
Property and asset management fees	-
General and administrative	12,750
Commissions	-
Depreciation and amortization	373,885
Net Income - GAAP basis	$53,878

Taxable income
- from operations	$53,878
- from gain on sale

Cash generated from operations	279,498
Cash generated from sales	-
Cash generated from financing/refinancing	-
Total cash generated from operations, sales
and refinancing	279,498

Less: Cash distributed to investors
- from operating cash flow	326,692
- from sales and refinancing	-
- from other	-

Cash generated (deficiency) after cash distributions	(47,194)

Special items (not including sales and refinancing)
Improvements to building	28,630
Other	-

Cash generated (deficiency) after cash distributions
and special items	$(75,824)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$7
- from recapture

Capital gain (loss)	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	41
- from return of capital	-
Total distributions on GAAP basis	41

Source (on cash basis)
- from operations	41
- from refinancing	-
- from other	-
- from sales	-
Total distributions on cash basis	41

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%

 _________________________________

(1) The property owned by BR Marietta, LLC was purchased on May 27, 2011

BR Chapel Hill Investment, LLC (Sponsored by Bluerock Real Estate, L.L.C.)
2011
Gross revenue	$-
Equity in loss of joint ventures	(504,357)
Interest income	-

Less:
Operating expenses	-
Interest expense	-
Property and asset management fees	46,677
General and administrative	33,359
Acquisition fees	146,068
Depreciation and amortization	14,866
Net Income - GAAP basis	$(745,327)

Taxable income
- from operations	$(722,798)
- from gain on sale	-

Cash generated from operations	(188,965)
Cash generated from sales	-
Cash generated from financing/refinancing (2)	(21,755)
Total cash generated from operations, sales
and refinancing	(210,720)

Less: Cash distributed to investors
- from operating cash flow	-
- from sales and refinancing	-
- from other	-

Cash generated (deficiency) after cash distributions	(210,720)

Special items (not including sales and refinancing)
Issuance of equity (net of syndication costs)	2,663,964
Investment in joint venture	(2,410,000)
Other	-

Cash generated (deficiency) after cash distributions
and special items	$43,244

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$(237)
- from recapture

Capital gain (loss)	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	-
- from return of capital	-
Total distributions on GAAP basis	-

Source (on cash basis)
- from operations	-
- from refinancing	-
- from other	-
- from sales	-
Total distributions on cash basis	-

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	N/A (1)

 _________________________________

(1) 2011 is the first year of Chapel Hill.

(2) Amount represents financing fee paid.

BR Tech Ridge Investment, LLC (Sponsored by Bluerock Real Estate, L.L.C.)
	2010	2011
Gross revenue	$-	$-
Equity in loss of joint ventures	(130,756)	(51,627)
Interest income	-	-

Less:
Operating expenses	-	-
Interest expense	-	-
Property and asset management fees	253,698	71,330
General and administrative	2,536	70,311
Acquisition fees	8,163	-
Depreciation and amortization	15,593	21,830
Net Income - GAAP basis	$(410,746)	$(215,098)

Taxable income
- from operations	$(150,341)	$(283,555)
- from gain on sale	-	-

Cash generated from operations	(4,930)	(351,107)
Cash generated from sales	-	-
Cash generated from financing/refinancing	-	-
Total cash generated from operations, sales		-
and refinancing	(4,930)	(351,107)

Less: Cash distributed to investors
- from operating cash flow	-	-
- from sales and refinancing	-	-
- from other	-	531,250

Cash generated (deficiency) after cash distributions	(4,930)	(882,357)

Special items (not including sales and refinancing)
Issuance of equity (net of syndication costs)	2,076,714	-
Investment in joint venture	(1,900,050)	-
Distributions from joint ventures		827,968
Other	-	(38,993)

Cash generated (deficiency) after cash distributions
and special items	$171,734	$(93,382)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$(60)	$(113)
- from recapture

Capital gain (loss)	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	-	-
- from return of capital	-	213
Total distributions on GAAP basis	-	213

Source (on cash basis)
- from operations	-	-
- from refinancing	-	-
- from other	-	213
- from sales	-	-
Total distributions on cash basis	-	213

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	N/A (1)	100%

 _________________________________

(1) 2010 is the first year of Tech Ridge.

Special Opportunity and Income Fund, LLC (Sponsored by Bluerock Real Estate, L.L.C.)
	2010	2011
Gross revenue	$11,728,966	$6,674,820
Equity in Loss from Investments	(600,786)	(423,447)
Interest income	163,728	214,681

Less:
Operating expenses	5,184,864	2,717,488
Interest expense	2,822,712	1,815,519
Property and asset management fees	1,277,914	639,440
General and administrative	698,818	605,473
Commissions	-	-
Depreciation and amortization	5,130,071	2,126,834
Acquisition & Disposition Fees	818,378	757,834
(Gain) from Discontinued operations	-	(10,135,635)
Noncontrolling Interest	(1,345,394)	4,332,519
Net Income - GAAP basis	$(3,295,455)	$3,606,582

Taxable income
- from operations	$(3,703,126)	$(3,311,984)
- from gain on sale	-	5,983,078

Cash generated from operations	2,764,759	1,229,290
Cash generated from sales	-	17,228,931
Cash generated from financing/refinancing	11,264,008	(127,000)
Total cash generated from operations, sales
and refinancing	14,028,767	18,331,221

Less: Cash distributed to investors
- from operating cash flow	2,329,321	2,336,849
- from sales and refinancing	-	582,886
- from other	-	113,640

Cash generated (deficiency) after cash distributions	11,699,446	15,297,846

Special items (not including sales and refinancing)
Issuance of equity, net	162,047	-
Investments in joint ventures	(3,575,323)	(3,182,856)
Acquisition of land and buildings	(17,850,371)	-
Distributions from joint ventures	69,293	506,811
Contributions from non-controlling interests	3,835,837	-
Distributions to non-controlling interests	-	(8,883,960)
Improvements to building	-	-
Other	(963,964)	3,757,759 (1)

Cash generated (deficiency) after cash distributions
and special items	$(6,623,035)	$7,495,600

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$(127)	$(114)
- from recapture

Capital gain (loss)	$-	$205

Cash distribution to investors
Source (on GAAP basis)
- from investment income	95	244
- from return of capital	-	74
Total distributions on GAAP basis	95	317

Source (on cash basis)
- from operations	95	244
- from refinancing	-	-
- from other	-	-
- from sales	-	74
Total distributions on cash basis	95	317

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	68%

 _________________________________

 (1) Includes net activity of restricted cash, investments in and collections on note receivables, and redemptions

TABLE V
(UNAUDITED)
SALES OR DISPOSALS OF PROPERTIES

			Selling Price, Net of Closing Costs and GAAP Adjustments						Cost of Properties Including Closing and Soft Costs		Excess (Deficiency) of Property Operating Receipts over Cash Expenditures(6)

Property	Date Acquired	Date of Sale	Cash received net of closing costs	Mortgage balance at time of sale	Purchase money mortgage taken back by program	Adjustments resulting from application of GAAP	Total		Original mortgage financing	Total acquisition cost, capital improvement closing and soft costs(5)	Total
Mesa Ridge Apartments (1)	12/30/2008	3/31/2011	$3,234,905	$5,450,945	$-	$-	$8,685,850	(2)	$5,397,000	$820,860	$1,386,894
The Ashford Apartments	11/12/2009	9/27/2011	9,160,916	14,812,000	-	-	23,972,916	(3)	14,812,000	414,956	2,134,346
Meadows Apartments	12/30/2008	10/11/2011	2,404,434	2,804,658	-	-	5,209,092	(4)	2,842,000	567,126	936,573

(1)	Mesa Ridge Apartments was sold by Bluerock Special Opportunity + Income Fund, LLC to BR Mesa Ridge, DST, an affiliate of Bluerock.

(2)	The sale of Mesa Ridge Apartments produced ordinary income of $736,219 and capital gains of $1,978,946.

(3)	The sale of Meadows Apartments produced ordinary income of $581,961 and capital gains of $1,590,433.

(4)	The sale of The Ashford Apartments produced ordinary income of $797,036 and capital gains of $6,916,825.

(5)	Amounts shown do not include pro rata share of program’s original offering costs.

(6)	Program administrative costs are not included.